SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2004

AVANIR PHARMACEUTICALS

(Exact Name of Registrant as Specified in Charter)

California	001-15803	33-0314804

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, Suite 200, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (858) 622-5200

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 99.1

Item 5. Other Events

     On May 25, 2004, Avanir Pharmaceuticals (the “Company”) entered into an Underwriting Agreement with Lazard Freres & Co. LLC (“Lazard”) relating to the sale of 19,685,040 shares of Class A common stock in a firm-commitment offering at an offering price to the public of $1.27 per share. Lazard has been granted a 30-day over-allotment option to purchase up to an additional 2,952,756 shares of Class A common stock from the Company. The shares are being offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-114389).

     The Underwriting Agreement and the press release relating to the offering are attached hereto as Exhibits 1.1 and 99.1, respectively, and are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004

AVANIR PHARMACEUTICALS
By:	/s/ Gregory P. Hanson
Gregory P. Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 25, 2004, between Avanir Pharmaceuticals and Lazard Freres & Co. LLC

99.1	Avanir Pharmaceuticals press release issued on May 26, 2004